Exhibit 99.1

> News Release

Newell Rubbermaid Reports Second Quarter 2009 Results

Normalized EPS of $0.47 Ahead of Guidance, Full Year EPS Outlook Raised

Gross Margins Improve 300 Basis Points to Last Year

Strong Operating Cash Flow, Full Year Cash Flow Outlook Raised

ATLANTA, July 30, 2009 – Newell Rubbermaid (NYSE: NWL) today announced second quarter 2009 financial results that exceeded the company’s guidance. The company reported strong operating cash flow and gross margin improvement and raised its guidance for full year 2009 normalized earnings and operating cash flow.

“Although business conditions remained challenging during the quarter, we were pleased and encouraged to deliver second quarter earnings and cash flow ahead of expectations,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “I’m particularly pleased with the improvement in gross margin, reflecting the benefits from our planned product exits as well as a more reasonable input cost environment compared with a year ago. We continued to actively manage our cost base and generated strong operating cash flow through a diligent focus on working capital management. Our success in managing what we can control through the first half of 2009 gives us confidence to judiciously increase our level of strategic SG&A investments in the second half of the year, supporting our brands with focused marketing spending and other strategic brand building activities, while still raising our guidance for full year normalized EPS and operating cash flow.”

Net sales declined 17.6 percent to $1.50 billion in the second quarter, compared to $1.83 billion in the prior year. The reported sales results are more favorable than the guidance of a 20 percent decline. Core sales were down approximately 8 percent, while planned product line exits and foreign currency translation reduced net sales by 6 percent and 4 percent, respectively.

Gross margin for the quarter was 37.1 percent, up 300 basis points from last year, as the positive impact from product line exits, lower input costs and 2008 pricing initiatives more than offset the effects of reduced manufacturing volumes and unfavorable mix.

Excluding Project Acceleration restructuring costs of $29.5 million in 2009 and $69.4 million in 2008, operating income was $229.0 million, or 15.2 percent of sales, in the second quarter 2009, compared to $230.3 million, or 12.6 percent of sales, in the prior year.

Normalized earnings, which exclude Project Acceleration restructuring costs, related impairment charges and associated tax effects, and other items, were $0.47 per diluted share, ahead of the company’s guidance and compared to $0.49 per diluted share in the second quarter 2008. Other items in the second quarter 2009 include dilution of $0.01 per diluted share related to the conversion feature of the convertible notes issued in March 2009 and one-time costs of $0.01 per diluted share incurred for the early retirement of $325 million principal amount of medium-term notes. (A reconciliation of the “as reported” results to “normalized” results is included below.)

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

Net income, as reported on a GAAP basis, was $105.7 million, or $0.37 per diluted share. This compares to $92.5 million, or $0.33 per diluted share, in the second quarter 2008.

The company generated operating cash flow of $99.2 million during the second quarter, driven by working capital management, compared to $1.9 million in the prior year. Capital expenditures were $38.3 million in the second quarter, approximately flat to last year.

A reconciliation of the second quarter 2009 and last year’s results is as follows:

	Q2 2009	Q2 2008

Diluted earnings per share (as reported):	$0.37	$0.33

Project Acceleration restructuring costs and related impairment charges	$0.08	$0.16

Other items	$0.02	—

“Normalized” EPS:	$0.47	$0.49

Six Months Results

Net sales for the six months ended June 30, 2009 declined 16.9 percent to $2.71 billion, compared to $3.26 billion in the prior year. Internal sales, which exclude the effect of significant acquisitions, declined 18.5 percent for the six months. Foreign currency translation reduced net sales by 4 percent, while planned product line exits lowered net sales by 5 percent. Core sales softness contributed the remainder of the net sales decline.

Gross margin was 36.2 percent, a 200 basis point improvement versus the prior year. The positive impact from planned product line exits, lower input costs and 2008 pricing actions more than offset the effect of reduced production volumes and unfavorable mix.

Normalized earnings, which exclude Project Acceleration restructuring costs, related impairment charges and associated tax effects, and other items, were $0.67 per diluted share, compared to the prior year’s results of $0.75 per diluted share. Other items in the first six months of 2009 were the same as those for the second quarter 2009. (A reconciliation of the “as reported” results to “normalized” results is included below.)

Net income, as reported on a GAAP basis, was $139.4 million, or $0.49 per diluted share. This compares to $149.4 million, or $0.54 per diluted share, in the prior year.

The company generated operating cash flow of $88.0 million during the first six months of 2009, compared to a use of $121.3 million in the prior year. Capital expenditures were $70.7 million, compared to $78.2 million in the prior year.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

A reconciliation of the first six months 2009 and last year’s results is as follows:

	YTD Q2 2009	YTD Q2 2008

Diluted earnings per share (as reported):	$0.49	$0.54

Project Acceleration restructuring costs and related impairment charges	$0.16	$0.21

Other items	$0.02	—

“Normalized” EPS:	$0.67	$0.75

2009 Full Year Guidance

The company expects net sales for the full year will decline at the unfavorable end of the company’s guidance of down 10 to 15 percent. The company continues to expect a 4 to 6 percent sales decline from product line exits and now expects a 2 to 3 percent sales decline from foreign currency translation. Acquisitions are expected to contribute about 1 percent of sales growth. Core sales are expected to decline in the high single digit percent range.

The company is raising its guidance for normalized earnings to $1.15 to $1.30 per diluted share and is also raising its guidance for operating cash flow to approximately $500 million, which is net of approximately $100 million in restructuring cash payments.

2009 Third Quarter Guidance

The company anticipates net sales will decline in the high teens percent range for the third quarter 2009. Product line exits are projected to reduce sales by 6 to 8 percent, and foreign currency translation is expected to reduce sales by 2 to 4 percent. Core sales are expected to decline in the high single digit percent range.

The company expects normalized earnings of $0.25 to $0.35 per diluted share and operating cash flow of between $200 and $250 million.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

A reconciliation of the third quarter and full year 2009 earnings outlook is as follows:

	Q3 2009	FY 2009

Diluted earnings per share:	$0.13 to $0.23	$0.78 to $0.93

Project Acceleration restructuring costs and related impairment charges	$0.11 to $0.14	$0.28 to $0.43

Other items	—	$0.02

“Normalized” EPS:	$0.25 to $0.35	$1.15 to $1.30

Conference Call

The company’s second quarter 2009 earnings conference call is scheduled for today, July 30, 2009, at 10:00 am ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with sales of approximately $6 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Technical ConceptsTM and Aprica®.

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:
Nancy O’Donnell	Connie Bryant
Vice President, Investor Relations	Manager, Corporate Communications
+1 (770) 418-7723	+1 (770) 418-7516

Caution Concerning Forward-Looking Statements

Statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation, particularly with respect to commodities such as oil and resin, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short-term debt on terms acceptable to us, particularly given the recent turmoil and uncertainty in the global credit markets; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and exhibit 99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this news release is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.

NWL-EA

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Three Months Ended June 30,
	2009			2008			YOY % Change
	As Reported	Excluded Items (1)	Normalized	As Reported	Excluded Items (2)	Normalized
Net sales	$1,504.3	$—	$1,504.3	$1,825.1	$—	$1,825.1	(17.6)%
Cost of products sold	946.0	—	946.0	1,201.9	—	1,201.9

GROSS MARGIN	558.3	—	558.3	623.2	—	623.2	(10.4)%
% of sales	37.1%		37.1%	34.1%		34.1%

Selling, general & administrative expenses	329.3	—	329.3	392.9	—	392.9	(16.2)%
% of sales	21.9%		21.9%	21.5%		21.5%

Restructuring costs	29.5	(29.5)	—	69.4	(69.4)	—

OPERATING INCOME	199.5	29.5	229.0	160.9	69.4	230.3	(0.6)%
% of sales	13.3%		15.2%	8.8%		12.6%

Nonoperating expenses:
Interest expense, net	40.3	—	40.3	38.7	—	38.7
Other expense (income), net	1.2	(4.7)	(3.5)	0.4	—	0.4

	41.5	(4.7)	36.8	39.1	—	39.1	(5.9)%

INCOME BEFORE INCOME TAXES	158.0	34.2	192.2	121.8	69.4	191.2	0.5%
% of sales	10.5%		12.8%	6.7%		10.5%

Income taxes	52.3	8.0	60.3	28.9	25.5	54.4	10.8%
Effective rate	33.1%		31.4%	23.7%		28.5%

NET INCOME	105.7	26.2	131.9	92.9	43.9	136.8
NET INCOME NONCONTROLLING INTERESTS	—	—	—	0.4	—	0.4

NET INCOME CONTROLLING INTEREST	$105.7	$26.2	$131.9	$92.5	$43.9	$136.4	(3.3)%

% of sales	7.0%		8.8%	5.1%		7.5%

EARNINGS PER SHARE:
Basic	$0.38	$0.09	$0.47	$0.33	$0.16	$0.49
Diluted	$0.37	$0.10	$0.47	$0.33	$0.16	$0.49

AVERAGE SHARES OUTSTANDING:
Basic	280.8		280.8	280.0		280.0
Diluted	286.8		290.1	280.0		288.3

(1)	Items excluded from “normalized” results for 2009 consist of $29.5 million of restructuring costs, including asset impairment charges and employee termination and other costs, $4.7 million of debt extinguishment charges, and the associated tax effects as well as the dilutive impact of the convertible notes issued in the first quarter of 2009.

(2)	Items excluded from “normalized” results for 2008 consist of $69.4 million of restructuring costs, including asset impairment charges, and the associated tax effects.

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Six Months Ended June 30,
	2009			2008			YOY % Change
	As Reported	Excluded Items (1)	Normalized	As Reported	Excluded Items (2)	Normalized
Net sales	$2,708.2	$—	$2,708.2	$3,258.8	$—	$3,258.8	(16.9)%
Cost of products sold	1,727.1	—	1,727.1	2,145.1	—	2,145.1

GROSS MARGIN	981.1	—	981.1	1,113.7	—	1,113.7	(11.9)%
% of sales	36.2%		36.2%	34.2%		34.2%

Selling, general & administrative expenses	640.8	—	640.8	753.9	—	753.9	(15.0)%
% of sales	23.7%		23.7%	23.1%		23.1%

Restructuring costs	60.0	(60.0)	—	87.8	(87.8)	—

OPERATING INCOME	280.3	60.0	340.3	272.0	87.8	359.8	(5.4)%
% of sales	10.4%		12.6%	8.3%		11.0%

Nonoperating expenses:
Interest expense, net	70.9	—	70.9	64.5	—	64.5
Other expense (income), net	1.9	(4.7)	(2.8)	0.2	—	0.2

	72.8	(4.7)	68.1	64.7	—	64.7	5.3%

INCOME BEFORE INCOME TAXES	207.5	64.7	272.2	207.3	87.8	295.1	(7.8)%
% of sales	7.7%		10.1%	6.4%		9.1%

Income taxes	68.1	16.7	84.8	56.6	27.3	83.9	1.1%
Effective rate	32.8%		31.2%	27.3%		28.4%

INCOME FROM CONTINUING OPERATIONS	139.4	48.0	187.4	150.7	60.5	211.2	(11.3)%

Discontinued operations, net of tax:
Net loss	—	—	—	(0.5)	0.5	—

NET INCOME	139.4	48.0	187.4	150.2	61.0	211.2
NET INCOME NONCONTROLLING INTERESTS	—	—	—	0.8	—	0.8

NET INCOME CONTROLLING INTEREST	$139.4	$48.0	$187.4	$149.4	$61.0	$210.4	(10.9)%

% of sales	5.1%		6.9%	4.6%		6.5%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.50	$0.17	$0.67	$0.54	$0.21	$0.75
Diluted	$0.49	$0.18	$0.67	$0.54	$0.21	$0.75

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$—	$—	$—	$(0.00)	$0.00	$—
Diluted	$—	$—	$—	$(0.00)	$0.00	$—

EARNINGS PER SHARE:
Basic	$0.50	$0.17	$0.67	$0.54	$0.21	$0.75
Diluted	$0.49	$0.18	$0.67	$0.54	$0.21	$0.75

AVERAGE SHARES OUTSTANDING:
Basic	280.7		280.7	279.8		279.8
Diluted	283.7		281.2	279.8		279.8

(1)	Items excluded from “normalized” results for 2009 consist of $60.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, $4.7 million of debt extinguishment charges, and the associated tax effects as well as the dilutive impact of the convertible notes issued in the first quarter of 2009.

(2)	Items excluded from “normalized” results for 2008 consist of $87.8 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects.

Newell Rubbermaid Inc.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	June 30, 2009	June 30, 2008 (1)
Assets:

Cash and cash equivalents	$418.1	$211.4
Accounts receivable, net	1,096.2	1,312.7
Inventories, net	848.4	1,141.3
Deferred income taxes	129.6	109.6
Prepaid expenses and other	110.5	137.1

Total Current Assets	2,602.8	2,912.1

Property, plant and equipment, net	603.1	675.3
Deferred income taxes	15.9	—
Goodwill	2,722.0	3,087.1
Other intangible assets, net	645.6	657.0
Other assets	326.8	232.1

Total Assets	$6,916.2	$7,563.6

Liabilities and Stockholders’ Equity:

Accounts payable	$460.8	$656.8
Accrued compensation	111.8	108.4
Other accrued liabilities	659.2	850.4
Income taxes payable	—	12.0
Notes payable	7.1	28.0
Current portion of long-term debt	627.1	1,065.8

Total Current Liabilities	1,866.0	2,721.4

Long-term debt	2,393.5	1,959.8
Deferred income taxes	—	1.4
Other non-current liabilities	873.9	602.0

Stockholders’ Equity — Parent	1,779.2	2,275.2
Stockholders’ Equity — Noncontrolling Interests	3.6	3.8

Total Stockholders’ Equity	1,782.8	2,279.0

Total Liabilities and Stockholders’ Equity	$6,916.2	$7,563.6

(1)	The June 30, 2008 Consolidated Balance Sheet reflects the retrospective adoption of certain accounting pronouncements which resulted in the reclassification of $3.8 million from Other non-current liabilities to Stockholders’ Equity-Noncontrolling Interests as well as a reclassification to increase Other accrued liabilities by $28.2 million with a corresponding reduction in Stockholders’ Equity-Parent.

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

(in millions)

	Six Months Ended June 30,
	2009	2008
Operating Activities:
Net income	$139.4	$149.4
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	83.9	91.0
Deferred income taxes	14.8	29.1
Non-cash restructuring costs	13.3	46.4
Gain on sale of assets	(1.0)	—
Stock-based compensation expense	16.6	16.9
Loss on disposal of discontinued operations	—	0.5
Other	13.9	0.8
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(115.3)	(87.7)
Inventories	78.3	(132.8)
Accounts payable	(77.8)	(8.4)
Accrued liabilities and other	(78.1)	(224.6)
Discontinued operations	—	(1.9)

Net cash provided by (used in) operating activities	$88.0	$(121.3)

Investing Activities:
Acquisitions, net of cash acquired	$(12.1)	$(644.1)
Capital expenditures	(70.7)	(78.2)
Proceeds from sale of non-current assets	5.7	0.5

Net cash used in investing activities	$(77.1)	$(721.8)

Financing Activities:
Proceeds from issuance of debt, net of debt issuance costs	$759.8	$919.7
Proceeds from issuance of warrants	32.7	—
Purchase of call options	(69.0)	—
Payments on notes payable and debt	(517.2)	(81.7)
Cash dividends	(43.4)	(117.4)
Purchase of noncontrolling interests in consolidated subsidiaries	(29.0)	—
Other, net	(4.1)	0.2

Net cash provided by financing activities	$129.8	$720.8

Currency rate effect on cash and cash equivalents	$2.0	$4.5

Increase (decrease) in cash and cash equivalents	$142.7	$(117.8)
Cash and cash equivalents at beginning of period	275.4	329.2

Cash and cash equivalents at end of period	$418.1	$211.4

Newell Rubbermaid Inc.

Financial Worksheet

(In Millions)

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI (2)
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q1:
Home & Family	$557.7	$60.3	$—	$60.3	10.8%	$608.2	$53.4	$—	$53.4	8.8%	$(50.5)	(8.3)%	$6.9	12.9%
Office Products	318.2	31.1	—	31.1	9.8%	418.3	33.9	—	33.9	8.1%	(100.1)	(23.9)%	(2.8)	(8.3)%
Tools, Hardware & Commercial Products	328.0	38.0	—	38.0	11.6%	407.2	61.0	—	61.0	15.0%	(79.2)	(19.4)%	(23.0)	(37.7)%

Restructuring Costs		(30.5)	30.5	—			(18.4)	18.4	—
Corporate		(18.1)	—	(18.1)			(18.8)	—	(18.8)				0.7	3.7%

Total	$1,203.9	$80.8	$30.5	$111.3	9.2%	$1,433.7	$111.1	$18.4	$129.5	9.0%	$(229.8)	(16.0)%	$(18.2)	(14.1)%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI (2)
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q2:
Home & Family	$617.2	$80.4	$—	$80.4	13.0%	$717.6	$69.6	$—	$69.6	9.7%	$(100.4)	(14.0)%	$10.8	15.5%
Office Products	496.9	99.2	—	99.2	20.0%	609.2	101.7	—	101.7	16.7%	(112.3)	(18.4)%	(2.5)	(2.5)%
Tools, Hardware & Commercial Products	390.2	67.6	—	67.6	17.3%	498.3	80.2	—	80.2	16.1%	(108.1)	(21.7)%	(12.6)	(15.7)%

Restructuring Costs		(29.5)	29.5	—			(69.4)	69.4	—
Corporate		(18.2)	—	(18.2)			(21.2)	—	(21.2)				3.0	14.2%

Total	$1,504.3	$199.5	$29.5	$229.0	15.2%	$1,825.1	$160.9	$69.4	$230.3	12.6%	$(320.8)	(17.6)%	$(1.3)	(0.6)%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI (2)
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
YTD:
Home & Family	$1,174.9	$140.7	$—	$140.7	12.0%	$1,325.8	$123.0	$—	$123.0	9.3%	$(150.9)	(11.4)%	$17.7	14.4%
Office Products	815.1	130.3	—	130.3	16.0%	1,027.5	135.6	—	135.6	13.2%	(212.4)	(20.7)%	(5.3)	(3.9)%
Tools, Hardware & Commercial Products	718.2	105.6	—	105.6	14.7%	905.5	141.2	—	141.2	15.6%	(187.3)	(20.7)%	(35.6)	(25.2)%

Restructuring Costs		(60.0)	60.0	—			(87.8)	87.8	—
Corporate		(36.3)	—	(36.3)			(40.0)	—	(40.0)				3.7	9.3%

Total	$2,708.2	$280.3	$60.0	$340.3	12.6%	$3,258.8	$272.0	$87.8	$359.8	11.0%	$(550.6)	(16.9)%	$(19.5)	(5.4)%

(1)	Excluded items are related to restructuring charges.

(2)	Excluding restructuring charges.

Newell Rubbermaid Inc.

Calculation of Free Cash Flow (1)

	Three Months Ended June 30,
	2009	2008
Free Cash Flow (in millions):

Net cash provided by operating activities	$99.2	$1.9
Capital expenditures	(38.3)	(38.2)

Free Cash Flow	$60.9	$(36.3)

	Six Months Ended June 30,
	2009	2008
Free Cash Flow (in millions):

Net cash provided by (used in) operating activities	$88.0	$(121.3)
Capital expenditures	(70.7)	(78.2)

Free Cash Flow	$17.3	$(199.5)

(1)	Free Cash Flow is defined as cash flow provided by (used in) operating activities less capital expenditures.

Newell Rubbermaid Inc.

Three Months Ended June 30, 2009

In Millions

Currency Analysis

	2009			2008	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
By Segment
Home & Family	$617.2	$16.9	$634.1	$717.6	(11.6)%	(14.0)%	(2.4)%
Office Products	496.9	34.6	531.5	609.2	(12.8)%	(18.4)%	(5.7)%
Tools, Hardware & Commercial Products	390.2	20.2	410.4	498.3	(17.6)%	(21.7)%	(4.1)%

Total Company	$1,504.3	$71.7	$1,576.0	$1,825.1	(13.6)%	(17.6)%	(3.9)%

By Geography
United States	$1,071.7	$—	$1,071.7	$1,247.6	(14.1)%	(14.1)%	0.0%
Canada	85.5	14.5	100.0	116.6	(14.2)%	(26.7)%	(12.4)%

	1,157.2	14.5	1,171.7	1,364.2	(14.1)%	(15.2)%	(1.1)%

Europe, Middle East, and Africa	208.8	41.4	250.2	290.0	(13.7)%	(28.0)%	(14.3)%
Latin America	61.7	10.7	72.4	71.4	1.4%	(13.6)%	(15.0)%
Asia Pacific	76.6	5.1	81.7	99.5	(17.9)%	(23.0)%	(5.1)%

Total Company	$1,504.3	$71.7	$1,576.0	$1,825.1	(13.6)%	(17.6)%	(3.9)%

Newell Rubbermaid Inc.

Six Months Ended June 30, 2009

In Millions

Currency Analysis

	2009			2008	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
By Segment
Home & Family	$1,174.9	$35.7	$1,210.6	$1,325.8	(8.7)%	(11.4)%	(2.7)%
Office Products	815.1	65.7	880.8	1,027.5	(14.3)%	(20.7)%	(6.4)%
Tools, Hardware & Commercial Products	718.2	39.9	758.1	905.5	(16.3)%	(20.7)%	(4.4)%

Total Company	$2,708.2	$141.3	$2,849.5	$3,258.8	(12.6)%	(16.9)%	(4.3)%

By Geography
United States	$1,933.0	$—	$1,933.0	$2,246.0	(13.9)%	(13.9)%	0.0%
Canada	147.0	29.8	176.8	205.7	(14.0)%	(28.5)%	(14.5)%

	2,080.0	29.8	2,109.8	2,451.7	(13.9)%	(15.2)%	(1.2)%

Europe, Middle East, and Africa	368.4	75.9	444.3	517.8	(14.2)%	(28.9)%	(14.7)%
Latin America	115.4	23.4	138.8	132.6	4.7%	(13.0)%	(17.6)%
Asia Pacific	144.4	12.2	156.6	156.7	(0.1)%	(7.8)%	(7.8)%

Total Company	$2,708.2	$141.3	$2,849.5	$3,258.8	(12.6)%	(16.9)%	(4.3)%

Q2 2009 Earnings Call Presentation July 30, 2009

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation, particularly with respect to commodities such as oil and resin, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "anticipate," "expect,"
"project," "will," "believe," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products;
major retailers' strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short-term debt on terms acceptable to us, particularly given the recent turmoil and uncertainty in the global credit markets; changes to our credit ratings;
significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and exhibit
99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this presentation is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.
Forward-Looking Statement

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

»
“Normalized” EPS of $0.47 Ahead of Guidance ($0.30 to $0.37) and
Driven by Strong Gross Margin Expansion, SG&A Management
»
Operating Cash Flow of $99 Million Compared to $2M Last Year;
Significant Inventory Reductions Led the Improvement
»
Gross Margin Expansion of 300 Basis Points to 37.1%
Favorable impact of planned product line exits, lower input costs and 2008 pricing initiatives more than offset the effects of reduced production volumes and unfavorable mix
»
Substantial Decline in SG&A Expenses Driven by Actions Taken in
the Back Half of 2008 and Contingency Plans Implemented in 2009
»
Net Sales Decline of 17.6% with Core Sales Softness of 8% (in line with guidance); the Balance of the Decline from Foreign Currency and Planned Product Line Exits
Q2 2009 Summary

Q2 Sales: Percent Change by Segment
H&F OP TH&C Total
Core Sales < 2 > < 7 > < 18 > < 8 >
Product Line Exits < 10 > < 6 > - < 6 >
Currency Translation < 2 > < 6 > < 4> < 4 >
Total < 14 > < 18 > < 22 > < 18 >
Totals may not foot due to rounding.

Guidance [ 1 ]
Net Sales Growth
Unfavorable end of -10 to -15%
Core Sales Decline - High single digit %
Product Line Exits -4 to -6%
Currency Translation -2 to -3%
Acquisitions +1%
"Normalized" EPS [ 2 ]
$1.15 to $1.30
Cash Flow from Operations $500 million
Capital Expenditures $150 million
[ 1 ]  Reflects guidance communicated in Q2 2009 Earnings Release and Earnings Call
[ 2 ]  See reconciliation on page 10
FY 2009 Guidance

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Q3 2009 Guidance
Guidance [ 1 ]
Net Sales Growth
- High teens %
Core Sales Decline - High single digit %
Product Line Exits -6 to -8%
Currency Translation -2 to -4%
"Normalized" EPS
[ 2 ]
$0.25 to $0.35
Cash Flow from Operations $200 to $250 million
[ 1 ]  Reflects guidance communicated in Q2 2009 Earnings Release and Earnings Call
[ 2 ]  See reconciliation on page 10

Appendix

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q2 2009 and Q2 2008 “Normalized” EPS
Q2 2009 Q2 2008
Diluted earnings per share (as reported): $0.37 $0.33
Project Acceleration restructuring costs [ 1 ] $0.08 $0.16
Other items [ 2 ] $0.02 $0.00
"Normalized" EPS: $0.47 $0.49
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  Other items include dilution of approximately $0.01 per diluted share related to the conversion feature of the convertible notes and one-time costs of approximately $0.01 per diluted share incurred for the early retirement of $325 million in principal amount of medium-term notes.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: YTD Q2 2009 and YTD Q2 2008
“Normalized” EPS
YTD Q2 2009 YTD Q2 2008
Diluted earnings per share (as reported): $0.49 $0.54
Project Acceleration restructuring costs [ 1 ] $0.16 $0.21
Other items [ 2 ] $0.02 $0.00
"Normalized" EPS: $0.67 $0.75
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  Other items include dilution of approximately $0.01 per diluted share related to the conversion feature of the convertible notes and one-time costs of approximately $0.01 per diluted share incurred for the early retirement of $325 million principal amount of medium-term notes.

Reconciliation: Q3 2009 and FY 2009 Guidance for
“Normalized” EPS
Q3 2009 FY 2009
Diluted earnings per share: $0.13 to $0.23 $0.78 to $0.93
Project Acceleration restructuring costs [ 1 ] $0.11 to $0.14 $0.28 to $0.43
Other items [ 2 ] $0.00 $0.02
"Normalized" EPS: $0.25 to $0.35 $1.15 to $1.30
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  Other items include dilution of approximately $0.01 per diluted share related to the conversion feature of the convertible notes (represents actual dilution through Q2; no provision is made for potential dilution in Q3 and Q4) and one-time costs of approximately $0.01 per diluted share incurred for the early retirement of $325 million principal amount of medium-term notes.

Reconciliation: Q2 2009 and Q2 2008 Operating
Income to Operating Income Excluding Charges
Q2 2009 Q2 2008
Net Sales $1,504.3 $1,825.1
Operating Income (as reported) $199.5 $160.9
Project Acceleration Restructuring Costs [ 1 ] $29.5 $69.4
Operating Income (excluding charges) $229.0 $230.3
Operating Income (excluding charges), as a
Percent of Net Sales 15.2% 12.6%
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: YTD Q2 2009 and YTD Q2 2008 Operating
Income to Operating Income Excluding Charges
YTD Q2 2009 YTD Q2 2008
Net Sales $2,708.2 $3,258.8
Operating Income (as reported) $280.3 $272.0
Project Acceleration Restructuring Costs [ 1 ] $60.0 $87.8
Operating Income (excluding charges) $340.3 $359.8
Operating Income (excluding charges), as a Percent
of Net Sales 12.6% 11.0%
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

13 Reconciliation: Q2 2009 and Q2 2008 Free Cash Flow Q2 2009 Q2 2008 Cash Flow From Operations $99.2 $1.9 Capital Expenditures $38.3 $38.2 Free Cash Flow $60.9 ($36.3)